UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

Navient Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

123 Justison Street, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 283-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	NAVI	The Nasdaq Global Select Market
6% Senior Notes due December 15, 2043	JSM	The Nasdaq Global Select Market

ITEM 5.07

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 20, 2021, Navient held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business on March 23, 2021, the record date for the Annual Meeting, shares of common stock, par value $.01 per share, 180,458,782 were outstanding and entitled to vote. At the Annual Meeting, 161,552,550 shares, or approximately 89.5%, of the outstanding shares of common stock entitled to vote were represented in person or by proxy. At the Annual Meeting, the following proposals were submitted to a vote of the Company’s shareholders, with the voting results indicated below:

Proposal 1 – Election of Directors. The Company’s shareholders elected the following 9 directors to hold office until the 2022 Annual Meeting of Shareholders and until their successors have been duly elected or appointed:

	For	Against	Abstain	Broker Non-Votes	% of Votes Cast "For"
Frederick Arnold	145,354,988	751,307	196,081	15,250,174	99.5%
Anna Escobedo Cabral	145,168,097	974,363	159,916	15,250,174	99.3%
Larry A. Klane	145,120,182	798,812	383,382	15,250,174	99.5%
Katherine A. Lehman	145,377,962	766,068	158,346	15,250,174	99.5%
Linda A. Mills	145,948,552	194,851	158,973	15,250,174	99.9%
John F. Remondi	145,906,985	281,659	113,732	15,250,174	99.8%
Jane J. Thompson	143,454,297	2,477,807	370,272	15,250,174	98.3%
Laura S. Unger	144,812,590	1,330,823	158,963	15,250,174	99.1%
David L. Yowan	145,947,083	175,842	179,451	15,250,174	99.9%

Proposal 2 – Ratification of the Appointment of KPMG LLP. The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, as follows:

For	Against	Abstain	% of Votes Cast "For"
158,449,799	2,976,000	126,751	98%

Proposal 3 – Advisory Vote on Executive Compensation. The Company’s shareholders approved, by an advisory vote, the compensation of its named executive officers, as follows:

For	Against	Abstain	Broker Non-Votes	% of Votes Cast "For"
141,062,229	4,914,424	325,723	15,250,174	96.4%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

Date: May 24, 2021	By:	/s/ Mark L. Heleen
	Name:	Mark L. Heleen
	Title:	Chief Legal Officer